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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  March 1, 2005
                                  -------------
                        (Date of earliest event reported)

                                 TELKONET, INC.
                                 --------------
             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
                                      ----
                 (State or Other Jurisdiction of Incorporation)

       000-27305                                         87-0627421
      ---------                                          ----------
(Commission File No.)                       (I.R.S. Employer Identification No.)

            20374 Seneca Meadows Parkway, Germantown, Maryland 20876
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (240) 912-1800
                                 --------------
                         (Registrant's Telephone Number)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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ITEM 8.01. OTHER EVENTS

On March 1, 2005, Telkonet, Inc. ("Telkonet") received final certification of its products from European Union ("EU") authorities, which certification was required before Telkonet could sell and permanently install its products in EU countries. As a result of the certification, Telkonet products that will be sold and installed in EU countries will bear the Conformite Europeene (CE) mark, a symbol that demonstrates that the product has met the EU's regulatory standards and is approved for sale within the EU. Telkonet has satisfied the governmental requirements for product safety and certification in the EU and is now free to sell and install its products in the EU.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) No financial statements are required to be filed as part of this report.
         (b) No pro forma financial information is required to be filed as part of this report.
         (c)      The following exhibit is filed as part of this report:

                  99.1     Press Release dated March 1, 2005.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TELKONET, INC.

Date: March 1, 2005
                                         By: /s/ Ronald W. Pickett
                                             -----------------------------------
                                             Ronald W. Pickett
                                             Chief Executive Officer